Exhibit 99.1

Investor Presentation KBW Symposium March 2, 2005

Investment Summary Established Regional Brand in a Growth Market Superb Asset Quality and Significant Reserve Coverage Strong Net Interest Margin Well Balanced Traditional Banking Balance Sheet Consistent Balance Sheet and Earnings Growth Disciplined Plan for Growth

Profile Assets: $2.9 Billion Deposits: $2.1 Billion Loans: $1.9 Billion Investment Management Assets: $560 Million Business Lines: Commercial, Retail, Consumer, Mortgage, Investment Management Employees: 795 Banking Offices: 53 Commercial Banking Centers: 7 Mortgage Banking Offices: 4 Investment Management Offices: 3 A true community bank - the remaining local option

2003/2004 Core Business Strengthening Broadened product set Risk Management processes Business Banking platform Falmouth Bancorp acquisition Technology platform and business process improvements Strengthened team and development processes

2004 Operating Accomplishments

Consumer Household Growth Excludes Falmouth Bancorp acquisition. Consumer households with a checking account relationship only. # of consumer households

Deposit Market Share Source: SNL Financial; Deposit/Market Share data as of June 30, 2004 including pending transactions. (Includes Credit Unions)

Total Home Equity Loans New Business ($ in millions) New Business Generation Total Commercial Loans New Business ($ in millions) Investment Management New Business ($ in millions) 28.5% 14% 37%

Mortgage New Business ($ in millions) New Business Generation (Cont'd) Consumer - Indirect New Business ($ in millions) -33.7% 63.4%

Return On Average Assets Financial Performance Ratios Diluted Earnings Per Share ($'s) Return On Average Equity

Company Footprint



Boston
Massachusetts
Atlantic Ocean
Quincy
Hingham
Hull
Cohasset
Braintree
Weymouth
Scituate
Randolph
Rockland
Norwell
Hanover
Stoughton
Brockton
Whitman
Marshfield
Pembroke
Hanson
Duxbury
North Attleboro
Bridgewater
Kingston
Halifax
Attleboro
Plymouth County
Plymouth
Raynham
Middleboro
Carver
Providence
53 Branches
4 Mortgage Banking Centers
7 Commercial Banking Centers
3 Investment Management Centers
Orleans
Wareham
Sandwich
Bourne
West Dennis
Chatham
Hyannis
Barnstable County
Harwichport
N. Falmouth
Centerville
South Yarmouth
Osterville
Mashpee
E. Falmouth
Falmouth
Rhode Island

NASDAQ: INDB

Slide Number: 11

Independent Bank Corp.

Growth Market - Infrastructure Improvements Greenbush Line Rt. 3 Expansion Rt. 44 Expansion

Growth Market Source: U.S. Census Bureau MA Plymouth County Barnstable County

Projected Growth Source: SNL Financial US 0.1102 MA 0.1381 Plymouth County 0.1291 Barnstable County 0.1223 US 0.0484 MA 0.0151 Plymouth County 0.0458 Barnstable County 0.0481 13A

Philosophy & Promises People Do Business with Peoplesm To our Shareholders: We will meet or exceed your financial and ethical expectations. To our Customers: You will receive exemplary customer service from our team of professionals who will work with you to fulfill your financial needs. To our Communities: We will strengthen the communities in which we work and live. To our Colleagues: Each of you is critical to the future of the organization and we will invest in your success. We respect and celebrate your diversity. 14

Significantly improve and expand business development Improve the Customer Experience Enhance our colleague capital Enhance information infrastructure and analysis capability Improve operating efficiency Evaluate market expansion opportunities - both organic and acquisition 2005 Strategic Goals 15

Financial Performance 16

Strong Core Funding 2000 2004 Time Deposits 40% Time Deposits 22% Demand Deposits 24% Demand Deposits 23% Savings/NOWs/ MMAs 54% Savings/NOWs/ MMAs 37% 17

Balanced Loan Portfolio Commercial 11% Commercial 9% Commercial RE 40% Residential 23% Consumer 29% Consumer 34% 2000 2004 Commercial RE 39% Residential 15% 18

Net Interest Margin (FTE) * Excludes impact of FIN 46 for comparative purposes Peer data source: SNL Datasource for publicly traded banks with assets between $1 - $3 billion 4.08% * 19

Delinquency/Loans Strong Asset Quality ($ in millions) Loans Reserve for Loan Loss/Loans Reserve/Loans NPA's/Assets 20

INDB Financial Summary 21

2005 Financial Metrics GAAP Diluted EPS $2.15 - $2.20 Operating Diluted EPS $2.13 - $2.18 Net Interest Margin 3.85% GAAP ROA 1.12% GAAP ROE 15.36% Efficiency Ratio 60% 22

Interest Rate Risk 23

INDB Stock Performance Source: SNL Interactive - index = 100 on 1/1/2001 INDB 127% NASDAQ Bank Index 54% S&P 500 Index (10%) 1/1/2001 through 2/23/05 1/1/01 4/1/01 7/1/01 10/1/01 1/1/02 4/1/02 7/1/02 10/1/02 1/1/03 4/1/03 7/1/03 10/1/03 1/1/04 4/1/04 7/1/04 10/1/04 12/31/04 2/23/05 24

Investor Presentation NASDAQ Ticker: INDB www.rocklandtrust.com Denis Sheahan - CFO Shareholder Relations: Jennifer Kingston (781) 878-6100 Statements contained in this presentation that are not historical facts are "forward-looking statements" that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. 25